UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2016

ONLINE DISRUPTIVE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54394	27-1404923
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

3120 S. Durango Dr. Suite 305, Las Vegas, Nevada 89117
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code:  (702) 579-7900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

The information required by this item is included under Item 3.02 of this current report on Form 8-K.

Item 3.02  Unregistered Sales of Equity Securities.

On February 18, 2016, we entered into debt conversion option agreements (each, an “Agreement”) with four subscribers (each, a “Subscriber”) pursuant to which we have agreed to permit the Subscribers to convert an aggregate amount of $188,084.21 (the “Subscription Debt Amount”) owed to them by our company into an aggregate of up to 940,421 shares of common stock of our company (the “Conversion Right”) at a price of $0.20 per share.  Three of the Subscribers are directors and/or officers of our company and have subscribed as follows:

Name of Insider	Subscription Debt Amount	Number of Shares of Common Stock to be Issued Upon Conversion
Giora Davidovits	$81,249.61	406,248
Eyal Davidovits	$36,892.08	184,460
Irit Arbel	$34,842.52	174,213

The Agreements terminate on the earliest of (i) seven years from the date of the Agreements, (ii) the date the Subscriber demands in writing the Subscription Debt Amount in cash from our company, respecting only that portion of the Subscription Debt Amount demanded by the Subscriber; and (iii) the Early Termination Date (defined below). Each Agreement is the second such agreement with each of the Subscribers regarding debt owed to them; the first such agreement for each was dated April 15, 2015.

At any time while our company’s shares are listed on a United States stock exchange or quotation system (the “Exchange”), if the average volume over a period of 30 trading days on the Exchange totals 50,000 shares traded per day and the market capitalization of our company’s shares based on the trading price on each such trading day totals a minimum of $100,000,000, we may provide notice to the Subscriber that the Subscriber’s Conversion Right will be terminated in ten (10) business days (the “Early Termination Date”). In the event that we deliver such notice to the Subscriber and the Subscriber does not exercise the Conversion Right in the 10 business days following delivery of such notice, the Conversion Right will have terminated on the Early Termination Date.

For the full text of the Agreements, please see Exhibit 10.1 to this current report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
10.1	Form of Debt Conversion Option Agreement*.

* filed as an exhibit to the 8-K of the company filed on EDGAR on April 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONLINE DISRUPTIVE TECHNOLOGIES, INC.

By:     /s/ Giora Davidovits
Giora Davidovits
President, Chief Executive Officer, Secretary,
Treasurer and Chief Financial Officer

Dated: February 23, 2016